BARRETT GROWTH FUND
a series of Trust for Professional Managers

Supplement dated April 29, 2011
to the
Prospectus and Summary Prospectus dated September 28, 2010

Effective April 29, 2011, Barrett Asset Management, LLC (“Barrett Asset Management”) replaced Barrett Associates, Inc. (“Barrett Associates”) as the investment adviser to Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  Barrett Asset Management is a newly-formed asset management firm, owned by certain members of Barrett Associates’ principal management team.  In a transaction that closed on April 29, 2011, Barrett Asset Management acquired the business of Barrett Associates pursuant to an Asset Purchase Agreement under which Barrett Asset Management purchased substantially all of the assets and assumed certain of the liabilities of Barrett Associates from Legg Mason, Inc., the parent company of Barrett Associates.

Under the Investment Company Act of 1940, as amended, the Transaction resulted in an “assignment” of the existing investment advisory agreement between Barrett Associates and the Fund, and, consequently, the automatic termination of the agreement.  At a meeting of the shareholders of the Fund held on February 25, 2011, a majority of the outstanding voting securities of the Fund approved a new advisory agreement between Barrett Asset Management and the Fund, on terms substantially identical to the existing agreements with Barrett Associates, which became effective immediately on upon consummation of the Transaction.

The Fund’s portfolio managers, E. Wells Beck, CFA and Robert J. Milnamow, have not changed as a result the Transaction.  The Fund’s investment management fees and overall operating expenses have not changed as a result of the new investment advisory agreement with Barrett Asset Management.

All references to the Fund’s website, “www.barrettgrowthfund.com” are hereby replaced with “www.barrettasset.com”.

All references to “Barrett Associates, Inc.” in the Prospectus are hereby replaced with “Barrett Asset Management, LLC.”  All references to the “Adviser” in the Prospectus shall refer to Barrett Asset Management, LLC.

The following disclosure in the “Summary” section of the Prospectus is hereby revised to read as follows:

Management
Investment Adviser
Barrett Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers
E. Wells Beck, CFA, Managing Director of the Adviser since 2006, and Robert J. Milnamow, Senior Vice President, Chief Investment Officer and Director of Research of the Adviser since 2003, serve as the portfolio managers for the Fund.

The following information hereby replaces the section entitled “Management of the Fund – Investment Adviser” starting on page 9 of the Prospectus:

1

Investment Adviser
Barrett Asset Management, LLC, located at 90 Park Avenue, New York, New York 10016, serves as the investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser.  Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees, and is entitled to a monthly management fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an Operating Expense Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the total amount of Fund operating expenses (exclusive generally of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the Fund’s average net assets.  Any waiver in management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense reimbursements made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on the Fund’s expenses.  This operating expense limitation agreement, effective through at least March 31, 2013, can only be terminated by, or with the consent of, the Board of Trustees.  Thereafter, the operating expense limitation agreement may be renewed by the Adviser and the Board of Trustees.

The Adviser is the successor firm to Barrett Associates, Inc., which was founded in 1937.  The Adviser currently manages over $1.2 billion of client assets, of which approximately $1.0 billion is invested in equity securities.  The firm has approximately 773 client accounts, including families, individuals, foundations and other organizations or entities.  Many of the client relationships are in their third generation.  The Fund was organized in order to provide investors with a cost-efficient opportunity to invest according to the Adviser’s long-term equity investing philosophy of “Growth at a Reasonable Price,” without being required to maintain a large account balance.

A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement will be available in the Fund’s next annual report to shareholders.

Please keep this supplement with your Prospectus for future reference.